                                                                   EXHIBIT 23.8

                        CONSENT OF TIMOTHY L. BAREFIELD

   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Gotham Golf Corp. in the Registration Statement on Form S-4, dated May 13, 2002.

                                            By:  /S/  TIMOTHY L. BAREFIELD
                                            ------------------------------
                                                    Timothy L. Barefield

May 13, 2002